THE LAZARD FUNDS, INC.

Lazard US Realty Equity Portfolio

Supplement to Current Summary Prospectus and Prospectus

The Board of Directors (the "Board") of Lazard US Realty Equity Portfolio (the "Portfolio") has approved the temporary postponement of liquidation of the Portfolio (previously announced to be liquidated on or about October 31, 2019) while other potential options are considered. The Board anticipates that an announcement that the liquidation will proceed, or that another option will be pursued, will be made no later than November 29, 2019.

Dated:  October 25, 2019